UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2014

UniTek Global Services, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-34867	75-2233445
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1777 Sentry Parkway West, Blue Bell, PA	19422
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (267) 464-1700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

As disclosed in its Current Report on Form 8-K filed on October 23, 2014, UniTek Global Services, Inc. (the “Company”) previously entered into a plan support agreement, dated October 17, 2014 (the “Plan Support Agreement”), with: (i) its U.S. subsidiaries, (collectively with the Company, the “Debtors”); (ii) Apollo Investment Corporation (“Apollo”), as agent for the lenders under the Revolving Credit Agreement (as defined below); (iii) the Revolving Lenders (as defined below) party to such agreement, (iv) the Term Lenders (as defined below) party to such agreement; and (v) DIRECTV, LLC (“DIRECTV” and collectively with the parties listed in clauses (i) through (iv) above and the Term Lenders referenced in the following paragraph, the “Plan Support Parties”), regarding a voluntary Chapter 11 pre-packaged plan of reorganization of the Debtors.

On October 22, 2014, two Term Lenders that are affiliates of TICC Capital Corp. became parties to the Plan Support Agreement.

The Plan Support Parties currently represent 100% of the Revolving Lenders and Term Lenders holding 67% of the indebtedness under the Term Loan Credit Agreement (as defined below).

As disclosed in its Current Reports on Form 8-K filed on August 13, September 4, September 24, October 3 and October 10, 2014, the Company previously entered into forbearance agreements, dated as of August 8, 2014, with the Company’s lenders under its Term Loan Credit Agreement and Revolving Credit Agreement, which agreements were amended on September 3, September 23, October 2 and October 9, 2014 to extend through October 23, 2014 the standstill periods contained in such agreements.  Such forbearance agreements are referred to herein as, respectively, the “Term Forbearance Agreement” and the “Revolver Forbearance Agreement.”

On October 22, 2014, the Company entered into with the Term Lenders and Revolving Lenders amendments to the Term Forbearance Agreement and the Revolver Forbearance Agreement to extend through November 6, 2014 the standstill periods contained in such agreements.

The “Term Loan Credit Agreement” means that certain Credit Agreement, dated as of April 15, 2011 (as amended since such date and as in effect on the date immediately prior to the date of the Term Forbearance Agreement), among the Company, the several banks and other financial institutions or entities from time to time parties thereto (the “Term Lenders”), and Cerberus Business Finance, LLC, as administrative agent.  The “Revolving Credit Agreement” means that certain Revolving Credit and Security Agreement, dated as of July 10, 2013 (as amended since such date and as in effect on the date immediately prior to the date of the Revolver Forbearance Agreement), among the Company, certain subsidiaries thereof, the several banks and other financial institutions or entities from time to time parties thereto (the “Revolving Lenders”), and Apollo, as agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEK GLOBAL SERVICES, INC.

Date: October 24, 2014	By:	/s/ Andrew J. Herning
Andrew J. Herning
Chief Financial Officer